Exhibit 10.7

AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

OCWEN LOAN SERVICING, LLC,

as Servicer (prior to the respective MSR Transfer Dates)

HLSS HOLDINGS, LLC,

as Receivables Seller (and as Servicer on and after the respective MSR Transfer Dates)

AND

HOMEQ SERVICER ADVANCE FACILITY TRANSFEROR, LLC,

as Depositor

Dated as of [February     ], 2012

HOMEQ SERVICER ADVANCE RECEIVABLES BACKED NOTES, SERIES 2010-ADV1

TABLE OF CONTENTS

		Page
Section 1.	Definitions; Incorporation by Reference	3
Section 2.	Transfer of Receivables	6
Section 3.	OLS’s and HLSS’s Acknowledgment and Consent to Assignment	9
Section 4.	Representations, Warranties and Certain Covenants of OLS, as Servicer (prior to the related MSR Transfer Date) and as Initial Receivables Seller (prior to the related MSR Transfer Date)	9
Section 5.	Representations, Warranties and Certain Covenants of HLSS, as Servicer (on or after the related MSR Transfer Date) and as Receivables Seller	17
Section 6.	Termination	25
Section 7.	General Covenants of OLS, as Initial Receivables Seller (prior to the MSR Transfer Date) and Servicer (prior to the final MSR Transfer Date)	25
Section 8.	General Covenants of HLSS, as Receivables Seller and Servicer	28
Section 9.	Grant Clause	32
Section 10.	Conveyance by Depositor; Grant by Issuer	33
Section 11.	Protection of Indenture Trustee’s Security Interest in Trust Estate	33
Section 12.	Indemnification by OLS	33
Section 13.	Indemnification by HLSS	35
Section 14.	Miscellaneous	37

Schedule 1-A Form of Assignment of Receivables

Schedule 1-B Form of Assignment of Receivables

i

This AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (as may be amended, supplemented, restated or otherwise modified from time to time, this “Agreement”) is made as of [February     ], 2012 (the “Effective Date”), by and among OCWEN LOAN SERVICING, LLC (“OLS”), a Delaware limited liability company, as initial receivables seller (prior to the respective MSR Transfer Dates) and as servicer (prior to the respective MSR Transfer Dates), HLSS HOLDINGS, LLC (“HLSS”), a Delaware limited liability company, as receivables seller (from and after the Effective Date) and as servicer (on and after the respective MSR Transfer Dates), and HOMEQ SERVICER ADVANCE FACILITY TRANSFEROR, LLC, a Delaware limited liability company, as depositor (the “Depositor”).

RECITALS

(a) The Depositor is a special purpose Delaware limited liability company. The Depositor and OLS are parties to that certain Receivables Sale Agreement (the “Original Receivables Sale Agreement”), dated as of August 31, 2010 (the “Closing Date”). Pursuant to Section 11(a) of the Original Receivables Sale Agreement, OLS and the Depositor may amend the Original Receivables Sale Agreement by written instrument provided that: (i) so long as the Notes are outstanding, more than 50% of the Holders of all Outstanding Notes, each Supplemental Credit Provider and each Liquidity Provider provide their prior written consent, (ii) OLS shall have delivered to the Indenture Trustee an officer’s certificate to the effect that OLS reasonably believes that any such amendment will not have an Adverse Effect on the Noteholders, and (iii) OLS shall promptly notify each Note Rating Agency of any such amendment and shall furnish a copy of any such amendment to each such Note Rating Agency. The Depositor and OLS wish to amend and restate in its entirety the Original Receivables Sale Agreement in accordance with Section 11(a) of the Original Receivables Sale Agreement, pursuant to the terms set forth in this Agreement.

(b) OLS is the “Servicer” under certain pooling and servicing agreements, sale and servicing agreements, and servicing agreements (each, as may be amended, supplemented, restated, or otherwise modified from time to time, a “Servicing Agreement” and, collectively, the “Servicing Agreements”). Certain Servicing Agreements will be designated as described herein for inclusion under this Agreement, the Receivables Pooling Agreement and the Indenture (each, as may be amended, supplemented, restated, or otherwise modified from time to time, a “Designated Servicing Agreement” and, collectively, the “Designated Servicing Agreements”).

(c) OLS is selling the economics associated with the servicing rights under the Designated Servicing Agreements to HLSS, which is wholly owned by Home Loan Servicing Solutions, Ltd., an exempted company formed under the laws of the Cayman Islands. On the Effective Date and until the MSR Transfer Date with respect to any Designated Servicing Agreement, OLS shall continue to (i) be the “Servicer” under such Designated Servicing Agreement, (ii) have the obligation to make the required Advances under such Designated Servicing Agreement, (iii) have the right to collect the related Receivables in reimbursement of such Advances, and (iv) have the right to collect Receivables in existence on the Effective Date related to Advances. Upon its disbursement of an Advance pursuant to a Designated Servicing Agreement, OLS, as servicer (until the related MSR Transfer Date), becomes the beneficiary of a contractual right to be reimbursed for such Advance in accordance with the terms of the related Designated Servicing Agreement. Immediately, upon their creation, OLS shall sell the related

Receivables to HLSS for cash purchase prices equal to 100% of their respective Receivable Balances pursuant to this Agreement (until the related MSR Transfer Date) and the Purchase Agreement (defined below), and HLSS shall sell and/or contribute the Receivables it purchases from OLS, to the Depositor as described in Paragraph (g) below.

(d) When all required consents and ratings agency letters required for a formal change of the named servicer under a Designated Servicing Agreement from OLS to HLSS shall have been obtained, OLS shall sell to HLSS all of the servicing rights and obligations under such Designated Servicing Agreement (the “MSR Transfer Date”) pursuant to the Mortgage Rights Purchase Agreement and related Sale Supplement, dated as of [February             ], 2012, by and between OLS and HLSS (the “Purchase Agreement”). Following the MSR Transfer Date for any Designated Servicing Agreement, HLSS shall be the “Servicer” under such Designated Servicing Agreement, and HLSS shall thereafter (i) be the “Servicer” under such Designated Servicing Agreement, (ii) have the obligation to make the required Advances under such Designated Servicing Agreement, (iii) have the right to collect the related Receivables in reimbursement of such Advances, and (iv) have the right to collect Receivables in existence on the MSR Transfer Date related to Advances. Upon its disbursement of an Advance pursuant to a Designated Servicing Agreement, HLSS, as servicer (on and after the related MSR Transfer Date), becomes the beneficiary of a contractual right to be reimbursed for such Advance in accordance with the terms of the related Designated Servicing Agreement. OLS will initially be engaged by HLSS as subservicer for all of the Designated Servicing Agreements as to which the related MSR Transfer Date has occurred under a subservicing agreement (a “Subservicing Agreement”). Other subservicers may be appointed for some or all of the Designated Servicing Agreements or for other servicing rights acquired by HLSS from time to time in compliance with Section 4(a)(xxix) hereof.

(e) HomEq Servicer Advance Receivables Trust 2010-ADV1 (the “Issuer”), HLSS, as servicer (on and after the related MSR Transfer Date) and as Administrator, OLS, as servicer (until the related MSR Transfer Date) and as subservicer (on the related MSR Transfer Date), Deutsche Bank National Trust Company, as Indenture Trustee (the “Indenture Trustee”), as Calculation Agent, as Paying Agent and as Securities Intermediary, Barclays Bank PLC (“Barclays”), as administrative agent (in such capacity, the “Administrative Agent”), and Sheffield Receivables Corporation propose to enter into an Amended and Restated Indenture, dated as of even date herewith (as may be amended, supplemented, restated, or otherwise modified from time to time, the “Indenture”), amending and restating that certain Indenture, dated as of August 31, 2010 (the “Original Indenture”).

(f) Pursuant to the Original Indenture, the Issuer issued term amortizing asset-backed notes in four classes (the “Existing Term Notes”), and a variable funding note (the “Existing Variable Funding Note,” together with the Existing Term Notes, the “Existing Notes”), all collateralized by the Receivables. On or before the Effective Date, one class of the Existing Term Notes, the Class D Term Notes, will be paid in full and retired. The remaining Existing Notes, the one senior class of term notes (the “Class A-1 Notes”), the one senior class of variable funding notes (the “Class A-2 Notes”), and the two progressively more subordinated classes of term notes, class B (the “Class B Notes”) and class C (the “Class C Notes,” and together with the Class A-1 Notes, the Class A-2 Notes and the Class B Notes, the “Notes”) shall be amended to have terms consistent with those set forth in the Indenture. The Notes will be collateralized by the Aggregate Receivables and related property and certain monies in respect thereof now owned and to be hereafter acquired by the Issuer.

(g) HLSS, as receivables seller, desires to sell and/or contribute, assign, transfer and convey to the Depositor all its contractual rights to be reimbursed for each Advance that it either acquires from OLS (before the related MSR Transfer Date) or creates as a result of making Advances (on or after the related MSR Transfer Date), from the date hereof through the Receivables Sale Termination Date, under the Designated Servicing Agreements (in any case, which Advance has not been previously reimbursed) (each such Advance, a “Receivable” and, collectively, the “Receivables”), pursuant to the terms of this Agreement. The Depositor will contemporaneously enter into an Amended and Restated Receivables Pooling Agreement, dated as of even date herewith (as may be amended, supplemented, restated or otherwise modified from time to time, the “Receivables Pooling Agreement”), amending and restating that certain Receivables Pooling Agreement dated as of August 31, 2010 (the “Original Receivables Pooling Agreement”), to sell and/or contribute, assign, transfer and convey to the Issuer all Receivables acquired by the Depositor from HLSS, as receivables seller, immediately upon the Depositor’s acquisition of such Receivables pursuant to this Agreement; provided, however, that all Receivables in existence on the Effective Date shall have been transferred from OLS to the Depositor under the Original Receivables Sale Agreement and from the Depositor to the Issuer under the Original Receivables Pooling Agreement prior to the Effective Date.

(h) In consideration of each transfer by HLSS, as receivables seller, to the Depositor of the Transferred Assets on the terms and subject to the conditions set forth in this Agreement, the Depositor has agreed to pay to HLSS a purchase price equal to 100% of the fair market value thereof on each Sale Date. To the extent the purchase price actually paid in cash by the Depositor for the Transferred Assets is less than 100% of the fair market value thereof, the consideration for such excess fair market value shall be an increase in the value of the membership interest of the Depositor, 100% of which is held by HLSS, by the amount by which the fair market value of such Receivable exceeds the cash purchase price actually paid therefor.

AGREEMENT

NOW, THEREFORE, in consideration of the above premises and of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions; Incorporation by Reference.

(a) This Agreement is entered into in connection with the terms and conditions of the Indenture. Any capitalized term used but not defined herein shall have the meaning given to it in the Indenture.

Additional Receivables: As defined in Section 2(a)(iii).

Administrative Agent: As defined in the Recitals.

Aggregate Receivables: (i) All Initial Receivables under a Designated Servicing Agreement sold and/or contributed by OLS, as receivables seller, to the Depositor under the Original Receivables Sale Agreement and (ii) all Additional Receivables under a Designated Servicing Agreement sold and/or contributed by HLSS, as receivables seller, to the Depositor hereunder (including any such Receivables acquired by HLSS from OLS prior to the MSR Transfer Date).

Agreement: As defined in the Preamble.

Assignment of Receivables: Each agreement documenting an assignment by OLS to HLSS substantially in the form set forth on Schedule 1-A, and each agreement documenting an assignment by HLSS to the Depositor substantially in the form set forth on Schedule 1-B.

Barclays: As defined in the Recitals.

Class A-1 Notes: As defined in the Recitals.

Class A-2 Notes: As defined in the Recitals.

Class B Notes: As defined in the Recitals.

Class C Notes: As defined in the Recitals.

Closing Date: As defined in the Recitals.

Depositor: As defined in the Preamble.

Designated Servicing Agreement and Designated Servicing Agreements: As defined in the Recitals.

Effective Date: As defined in the Preamble.

Existing Notes: As defined in the Recitals.

Existing Term Notes: As defined in the Recitals.

Existing Variable Funding Note: As defined in the Recitals.

HLSS: As defined in the Preamble.

HLSS Purchase Price: As defined in Section 2(b).

HLSS Related Documents: As defined in Section 4(a)(iii).

Indemnification Amounts: As defined in Section 13(c).

Indemnified Party: As defined in Section 13(c).

Indenture: As defined in the Recitals.

Indenture Trustee: As defined in the Recitals.

Initial Receivables: As defined in Section 2(a)(i).

Initial RSA: As defined in the Recitals.

Issuer: As defined in the Recitals.

MSR Transfer Date: As defined in the Recitals.

Notes: As defined in the Recitals.

OLS: As defined in the Preamble.

OLS Additional Receivables: As defined in Section 2(a)(ii).

OLS Indemnification Amounts: As defined in Section 12(c).

OLS Indemnified Party: As defined in Section 12(c).

OLS Transferred Assets: As defined in Section 2(a)(ii).

Original Indenture: As defined in the Recitals.

Original Receivables Pooling Agreement: As defined in the Recitals.

Original Receivables Sale Agreement: As defined in the Recitals.

Original Transferred Assets: As defined in Section 2(a)(i).

Purchase: Each purchase by the Depositor from HLSS, as receivables seller, of Transferred Assets.

Purchase Agreement: As defined in the Recitals.

Purchase Price: As defined in Section 2(b).

Receivable and Receivables: As defined in the Recitals.

Receivables Pooling Agreement: As defined in the Recitals.

Receivables Sale Termination Date: The date, after the conclusion of the Revolving Period, on which all amounts due on all Classes of Notes issued by the Issuer pursuant to the Indenture, and all other amounts payable to any party pursuant to the Indenture, shall have been paid in full.

Related Documents: As defined in Section 5(a)(iii).

Removed Servicing Agreement: As defined in Section 2(d).

Sale Date: (i) With respect to the Initial Receivables, each date from and including the Closing Date to the Effective Date on which such Initial Receivable was sold and/or contributed, assigned, transferred and conveyed by OLS, as receivables seller, to the Depositor pursuant to the terms of the Original Receivables Sale Agreement and (ii) with respect to any Additional Receivables, each date from and including the Effective Date to the Receivables Sale Termination Date on which such Additional Receivable is sold and/or contributed, assigned, transferred and conveyed by HLSS, as receivables seller, to the Depositor pursuant to the terms of this Agreement.

Servicing Agreement and Servicing Agreements: As defined in the Recitals.

Stop Date: As defined in Section 2(d).

Subservicer: OLS or other subservicers that may be engaged by HLSS as subservicer for all of the Designated Servicing Agreements or for other servicing rights acquired by HLSS from time to time.

Subservicing Agreement: As defined in the Recitals.

Transferred Assets: As defined in Section 2(a)(ii).

UCC: As defined in Section 2(a)(i).

(b) The Designated Servicing Agreement Schedule, as may be amended, supplemented, restated, or otherwise modified from time to time in accordance with the Transaction Documents, is incorporated by this reference into this Agreement.

Section 2. Transfer of Receivables.

(a) Transferred Assets.

(i) From the Closing Date to the Effective Date, OLS sold and/or contributed, assigned, transferred, and conveyed to the Depositor, and the Depositor acquired from OLS, without recourse except as provided under the Original Receivables Sale Agreement, all of OLS’s right, title and interest, whether now owned or hereafter acquired, in, to and under each Receivable (1) in existence on the Closing Date and in existence on any Business Day after the Closing Date and prior to the Effective Date that is listed as a “Designated Servicing Agreement” on the Designated Servicing Agreement Schedule as of the date such Receivable is created (the “Initial Receivables”), and (2) all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including “proceeds” as defined in the Uniform Commercial Code in effect in all applicable jurisdictions (the “UCC”)), together with all rights of OLS to enforce such Initial Receivables (collectively, the “Original Transferred Assets”).

(ii) Commencing on the Effective Date, and until the opening of business on the MSR Transfer Date for each Designated Servicing Agreement, pursuant to the Purchase Agreement, OLS will sell to HLSS, for a cash purchase price equal to 100% of the Receivable Balances thereof, (1) each Receivable, in existence on any Business Day on or after the Effective Date and until the opening of business on the related MSR Transfer Date, that arises under any Servicing Agreement that is listed as a “Designated Servicing Agreement” on the Designated Servicing Agreement Schedule as of the date such Receivable is created (“OLS Additional Receivables”) for which the MSR Transfer Date has not yet occurred, and (2) all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including “proceeds” as defined in the UCC), together with all rights of HLSS to enforce such OLS Additional Receivables (collectively, the “OLS Transferred Assets”).

(iii) Commencing on the Effective Date, and until the close of business on the Receivables Sale Termination Date, subject to the provisions of this Agreement, HLSS, as receivables seller, hereby sells and/or contributes, assigns, transfers, and conveys to the Depositor, and the Depositor acquires from HLSS, without recourse except as provided herein, all of HLSS’s right, title and interest, whether now owned or hereafter acquired, in, to and under (1) each Receivable in existence on any Business Day on or after the Effective Date and prior to the Receivables Sale Termination Date (including the OLS Additional Receivables) that arises under any Servicing Agreement that is listed as a “Designated Servicing Agreement” on the Designated Servicing Agreement Schedule as of the date such Receivable is created (“Additional Receivables”), and (2) all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including “proceeds” as defined in the UCC) (including the OLS Transferred Assets), together with all rights of HLSS to enforce such Additional Receivables (collectively, the “Transferred Assets”). Until the Receivables Sale Termination Date, HLSS shall, automatically and without any further action on its part, sell and/or contribute, assign, transfer and convey to the Depositor, on each Business Day, each Additional Receivable not previously transferred to the Depositor and the Depositor shall purchase each such Additional Receivable together with all of the other Transferred Assets related to such Receivable.

(b) HLSS’s Purchase Price to OLS. In consideration of the sale to HLSS of the OLS Additional Receivables and related OLS Transferred Assets, on the terms and subject to the conditions set forth in this Agreement and pursuant to the Purchase Agreement, HLSS will, on each Sale Date, pay and deliver to OLS, in immediately available funds on the related Sale Date, or otherwise promptly following such Sale Date if so agreed by OLS, as initial receivables seller (prior to the related MSR Transfer Date), and HLSS, a cash purchase price (the “HLSS Purchase Price”) equal to (i) in the case of one Receivable sold, assigned, transferred and conveyed on such Sale Date, 100% of its Receivable Balance on such Sale Date or (ii) in the case more than one Receivable is sold, assigned, transferred and conveyed on such Sale Date, the aggregate of 100% of their Receivables Balances on such Sale Date, payable in cash.

(c) Depositor’s Purchase Price. In consideration of the sale and/or contribution, assignment, transfer and conveyance to the Depositor of the Aggregate Receivables and related Transferred Assets, on the terms and subject to the conditions set forth in this Agreement, the Depositor shall, on each Sale Date, pay and deliver to HLSS, in immediately available funds on the related Sale Date, or otherwise promptly following such Sale Date if so agreed by HLSS, as receivables seller, and the Depositor, a purchase price (the “Purchase Price”) equal to (i) in the case of one Receivable sold, assigned, transferred and conveyed on such Sale Date, the fair market value of such Receivable on such Sale Date or (ii) in the case more than one Receivable is sold, assigned, transferred and conveyed on such Sale Date, the aggregate of the fair market values of such Receivables on such Sale Date, payable in cash to the extent of funds available to the Depositor, plus an increase in the value of the membership interest of the Depositor, to the extent the Purchase Price exceeds the cash paid.

(d) Removal of Designated Servicing Agreements and Receivables. On any date on or after the satisfaction of all conditions specified in Section 2.1(c) of the Indenture, HLSS may remove a Designated Servicing Agreement from the Designated Servicing Agreement Schedule (each such Servicing Agreement so removed, a “Removed Servicing Agreement”). Upon the removal of a Designated Servicing Agreement from the Designated Servicing Agreement Schedule, (i) all Receivables related to such Removed Servicing Agreement previously transferred to the Depositor and Granted to the Indenture Trustee for inclusion in the Trust Estate, shall remain subject to the lien of the Indenture unless purchased for the aggregate of the Receivables Balances for such Receivables by a Person not affiliated with the Servicer or the Receivables Seller or by a Person that is a bankruptcy remote special purpose entity, as evidenced by an opinion of counsel acceptable to the Administrative Agent, and (ii) all Receivables related to such Removed Servicing Agreement arising on or after the date that the related Servicing Agreement was removed from the Designated Servicing Agreement Schedule (the “Stop Date”) shall continue to be sold and/or contributed by HLSS to the Depositor (and, prior to the related MSR Transfer Date, by OLS to HLSS) until all Receivables related to such Removed Servicing Agreement included in the Trust Estate are paid in full or sold pursuant to the terms of the Indenture; provided, however, that such Receivables sold and/or contributed to the Depositor on or after the Stop Date shall not constitute Additional Receivables.

(e) OLS Marking of Books and Records. Prior to the related MSR Transfer Date, OLS shall, at its own expense, on or prior to the applicable Sale Date, in the case of OLS Additional Receivables, indicate in its books and records (including its computer records) that the Receivables arising under each Designated Servicing Agreement and the related OLS Transferred Assets have been sold to HLSS in accordance with this Agreement. OLS shall not alter the indication referenced in this paragraph with respect to any Receivable during the term of this Agreement (except in accordance with Section 9(a)). If a third party, including a potential purchaser of a Receivable, should inquire as to the status of the Receivables, OLS shall promptly indicate to such third party that the Receivables have been sold and OLS (except in accordance with Section 9(a)) shall not claim any right, title or interest (including, but not limited to ownership interest) therein.

(f) HLSS Marking of Books and Records. HLSS shall, at its own expense, on or prior to the applicable Sale Date, in the case of Additional Receivables, indicate in its books and records (including its computer records) that the Receivables arising under each Designated Servicing Agreement and the related Transferred Assets have been sold and/or contributed, assigned, transferred and conveyed to the Depositor in accordance with this Agreement. HLSS shall not alter the indication referenced in this paragraph with respect to any Receivable during the term of this Agreement (except in accordance with Section 9(b)). If a third party, including a potential purchaser of a Receivable, should inquire as to the status of the Receivables, HLSS shall promptly indicate to such third party that the Receivables have been sold and/or contributed, assigned, transferred and conveyed and HLSS (except in accordance with Section 9(b)) shall not claim any right, title or interest (including, but not limited to ownership interest) therein.

Section 3. OLS’s and HLSS’s Acknowledgment and Consent to Assignment.

(a) Acknowledgment and Consent to Assignment. Each of OLS and HLSS hereby acknowledges that the Depositor has sold and/or contributed, assigned, transferred and conveyed to the Issuer, and that the Issuer has Granted to the Indenture Trustee, on behalf of the Noteholders, the rights (but not the obligations) of the Depositor under this Agreement, including, without limitation, the right to enforce the obligations of each of OLS and HLSS hereunder. Each of OLS and HLSS hereby consents to such Grant by the Issuer to the Indenture Trustee pursuant to the Indenture and acknowledges that each of the Issuer and the Indenture Trustee (on behalf of itself, the Noteholders, any Supplemental Credit Enhancement Provider and any Liquidity Provider) shall be a third party beneficiary in respect of the representations, warranties, covenants, rights, indemnities and other benefits arising hereunder that are so Granted by the Issuer. Moreover, each of OLS and HLSS hereby authorizes and appoints as its attorney-in-fact the Depositor, the Issuer and the Indenture Trustee, as the Issuer’s assignee, on behalf of the Depositor, to execute and deliver such documents or certificates as may be necessary in order to enforce its rights under this Agreement and its rights to collect the Aggregate Receivables.

(b) Access to Records. In connection with the conveyances hereunder, each of OLS and HLSS hereby grants to the Depositor (and its assigns) an irrevocable license to access all records relating to the Aggregate Receivables, without the need for any further documentation in connection with any conveyance hereunder; provided, however, that the Depositor (and its assigns) may not exercise any right under such license until an Event of Default has occurred and is continuing. In connection with such license, and subject to the foregoing proviso, each of OLS and HLSS hereby grants to the Depositor (and its assigns) an irrevocable, non-exclusive license (subject to the restrictions contained in any license with respect thereto) to use, without royalty or payment of any kind, all software used by OLS or HLSS, as receivables seller or as servicer, as the case may be, to account for the Aggregate Receivables, to the extent necessary to administer the Aggregate Receivables and such software is owned by OLS or HLSS, as the case may be. With respect to software owned by others and used by OLS or HLSS, as the case may be, under license agreements, OLS or HLSS, as the case may be, shall cooperate with the Depositor (and its assigns) to identify such software and the applicable licensors thereof and provide such other information available to it and reasonably necessary in order for the Depositor to obtain its own licenses with respect to such software. The licenses granted by OLS or HLSS, as the case may be, pursuant to this Section 3 with respect to software owned by it shall be irrevocable and shall terminate, with respect to OLS, on the last MSR Transfer Date, and with respect to HLSS, on the Receivables Sale Termination Date.

Section 4. Representations, Warranties and Certain Covenants of OLS, as Servicer (prior to the related MSR Transfer Date) and as Initial Receivables Seller (prior to the related MSR Transfer Date).

OLS, as initial receivables seller (prior to the related MSR Transfer Date) and as servicer (prior to the related MSR Transfer Date), hereby makes the following representations and warranties for the benefit of HLSS, on which HLSS is relying in purchasing the OLS Additional Receivables and executing this Agreement. The representations are made as of the date of this Agreement, and as of each Sale Date prior to the related MSR Transfer Date. Such representations and warranties shall survive the sale and/or contribution, assignment, transfer and conveyance of any Receivables and any other related OLS Transferred Assets to HLSS.

(a) General Representations, Warranties and Covenants.

(i) Organization and Good Standing. OLS is a limited liability company organized and validly existing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and now has and so long as any Notes are outstanding until the MSR Transfer Date, will continue to have, power, authority and legal right to acquire, own, hold, transfer, assign and convey the Receivables.

(ii) Due Qualification. OLS is and will continue to be duly qualified to do business as a limited liability company in good standing, and has obtained and will keep in full force and effect all necessary licenses, permits and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses, permits or approvals and as to which the failure to obtain or to keep in full force and effect such licenses, permits or approvals would have a material and adverse impact upon the value or collectability of the Receivables.

(iii) Power and Authority. From the Effective Date until the MSR Transfer Date, OLS has and will continue to have all requisite limited liability company power and authority to own the Receivables, and OLS has and will continue to have all requisite limited liability company power and authority to execute and deliver this Agreement, the initial Designated Servicing Agreement Schedule and each subsequent Designated Servicing Agreement Schedule, each other Transaction Document to which it is a party and any and all other instruments and documents necessary to consummate the transactions contemplated hereby or thereby (collectively, the “OLS Related Documents”), and to perform each of its obligations under this Agreement and under the OLS Related Documents, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by OLS, and the execution and delivery of each of the OLS Related Documents by OLS, the performance by OLS of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby have each been duly authorized by OLS and no further limited liability company action or other actions are required to be taken by OLS in connection therewith.

(iv) Valid Transfer. Upon the execution and delivery of this Agreement, each Assignment of Receivables and the Designated Servicing Agreement Schedule by each of the parties hereto, this Agreement shall evidence a valid sale and/or contribution, transfer, assignment and conveyance of the OLS Additional Receivables as of the applicable Sale Date to HLSS prior to the MSR Transfer Date, which is enforceable against creditors of and purchasers from OLS except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

(v) Binding Obligation. This Agreement and each of the other Transaction Documents to which OLS is a party has been, or when delivered will have been, duly executed and delivered and constitutes the legal, valid and binding obligation of OLS, enforceable against OLS, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

(vi) Good Title. Immediately prior to each Purchase of Receivables hereunder, OLS is the legal and beneficial owner of each such Receivable and the related OLS Transferred Assets with respect thereto, free and clear of any Adverse Claims; and immediately upon the transfer and assignment thereof, HLSS and its assignees will have good and marketable title to, with the right to sell and encumber, each Receivable, whether now existing or hereafter arising, together with the related OLS Transferred Assets with respect thereto, free and clear of any Adverse Claims.

(vii) Perfection.

(A) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the OLS Additional Receivables and the related OLS Transferred Assets with respect thereto in favor of HLSS, which security interest is prior to all other Adverse Claims, and is enforceable as such against creditors of and purchasers from OLS;

(B) OLS has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under the UCC in order to perfect the security interest in the OLS Additional Receivables and the related OLS Transferred Assets granted to HLSS hereunder; and

(C) OLS has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the OLS Additional Receivables and the related OLS Transferred Assets, other than under this Agreement and the Purchase Agreement, except pursuant to any agreement that has been terminated prior to the date hereof. OLS has not authorized the filing of and is not aware of any financing statement filed against it, or HLSS covering the OLS Additional Receivables and the related OLS Transferred Assets other than those filed in connection with this Agreement, the Purchase Agreement and the other Transaction Documents and those that have been terminated prior to the date hereof or for which the lien with respect to the Receivables has been released. OLS is not aware of any judgment or tax lien filings against it.

(viii) No Violation. Neither the execution, delivery and performance of this Agreement, the other Transaction Documents or the OLS Related Documents by OLS, nor the consummation by OLS of the transactions contemplated hereby or thereby nor the fulfillment of or compliance with the terms and conditions of this Agreement, the Related Documents or the other Transaction Documents to which OLS is a party (A) will violate the organizational documents of OLS, (B) will constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a breach or acceleration of, any material indenture, agreement or other material instrument to which OLS or any of its Affiliates is a party or by which it or any of them is bound, or which may be applicable to OLS, (C) constitutes a default (whether with notice or lapse of time or both), or results in the creation or imposition of any Adverse Claim upon any of the property or assets of OLS under the terms of any of the foregoing, or (D) violates any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to OLS or its properties.

(ix) No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to OLS’s knowledge, threatened, against or affecting OLS (A) in which a third party not affiliated with the Indenture Trustee or a Noteholder asserts the invalidity of any of the Transaction Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any of the Transaction Documents, or (C) seeking any determination or ruling that should reasonably be expected to affect materially and adversely the performance by OLS or its Affiliates of their obligations under, or the validity or enforceability of, any of the Transaction Documents.

(x) All Consents Obtained. All approvals, authorizations, consents, orders or other actions of any persons or of any governmental body or official required in connection with the execution and delivery by OLS of this Agreement and the Transaction Documents to which OLS is a party, the performance by OLS of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment by OLS of the terms hereof and thereof, including without limitation, the transfer of Receivables from OLS have been obtained.

(xi) All Taxes, Fees and Charges Relating to Transaction and Transaction Documents Paid. Any taxes, fees and other governmental charges due and payable by OLS in connection with the execution and delivery of this Agreement and the transactions contemplated hereby have been or will be paid by OLS at or prior to the date of this Agreement.

(xii) No Broker, Finder or Financial Adviser Other Than Barclays. None of OLS nor any of its officers, directors, employees or agents has employed any broker, finder or financial adviser or incurred any liability for fees or commissions to any person other than Barclays (including Affiliates of Barclays) in connection with the offering, issuance or sale of the Notes of any Class.

(xiii) Solvency. OLS, both prior to and after giving effect to each sale of Receivables with respect to the Designated Servicing Agreements on each Sale Date prior to the MSR Transfer Date, (1) is not, and will not be, “insolvent” (as such term is defined in § 101(32)(A) of the Bankruptcy Code), (2) is, and will be, able to pay its debts as they become due, and (3) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

(xiv) Information to Note Rating Agencies. All information provided by OLS to any Note Rating Agency is true and correct in all material respects.

(xv) No Fraudulent Conveyance. OLS is selling the OLS Additional Receivables to HLSS in furtherance of its ordinary business purposes, with no intent to hinder, delay or defraud any of its creditors.

(xvi) Ability to Perform Obligations. OLS does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement.

(xvii) Information. No document, certificate or report furnished by OLS, in writing pursuant to this Agreement, any other Transaction Document or in connection with the transactions contemplated hereby or thereby contains or will contain when furnished any untrue statement of a material fact. There are no facts relating to and known by OLS which when taken as a whole may impair the ability of OLS to perform its obligations under this Agreement or any other Transaction Document, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of OLS pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.

(xviii) Fair Consideration. The aggregate consideration received by OLS, as initial receivables seller, pursuant to this Agreement is fair consideration having reasonably equivalent value to the value of the OLS Additional Receivables and the performance of the obligations of OLS, as initial receivables seller, hereunder.

(xix) Bulk Transfer. No sale, contribution, transfer, assignment or conveyance of Receivables by OLS, as initial receivables seller, to HLSS contemplated by this Agreement will be subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(xx) Name. The legal name of HLSS is as set forth in this Agreement and OLS does not have any trade names, fictitious names, assumed names or “doing business” names.

(xxi) Default. As of the Effective Date and until the MSR Transfer Date, OLS is not in default (or subject to termination as servicer (on or after the MSR Transfer Date)) under any material agreement, contract, instrument or indenture to which such Person is a party or by which it or its properties is or are bound (including without limitation, each Designated Servicing Agreement, excluding those as a result of a breach of a Collateral Performance Test in respect of which no notice of termination has been sent), or with respect to any order of any court, administrative agency, arbitrator or governmental body which should reasonably be expected to have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

(xxii) Repayment of Receivables. OLS has no reason to believe that, at the time of the transfer of any Receivables to HLSS pursuant hereto prior to the MSR Transfer Date, such Receivables will not be paid in full.

(xxiii) Designated Servicing Agreements. Each Designated Servicing Agreement, as amended, is in full force and effect and no default (other than such an event resulting solely from the failure of a Collateral Performance Test under the related Servicing Agreement) exists thereunder and, each of the Designated Servicing Agreements is a Facility Eligible Servicing Agreement until the MSR Transfer Date.

(xxiv) [Reserved].

(xxv) No Change in Condition of OLS. Since [September 30, 2011], there has been no change in the business, operations, financial condition, properties or assets of OLS which would have a material adverse effect on its ability to perform its obligations under this Agreement or any other Transaction Document or materially adversely affect the transactions contemplated under this Agreement or any other Transaction Document.

(xxvi) Fannie and Freddie Approved. OLS is an approved servicer of residential mortgage loans for Fannie Mae and Freddie Mac. OLS is in good standing to service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make OLS unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac.

(xxvii) Compliance With Laws. OLS has complied or shall comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions or decrees to which it may be subject, except where the failure to so comply should not be reasonably expected to have an Adverse Effect or a material adverse effect on the financial condition or operations of OLS, or the ability of OLS to perform its obligations hereunder or under any of the other Transaction Documents.

(xxviii) Accounting. OLS accounts for the transactions contemplated by this Agreement as a sale from OLS to HLSS, except to the extent that such sales are not recognized under GAAP due to consolidated financial reporting.

(b) Representations, Warranties and Covenants of OLS Concerning the Receivables.

OLS makes the following representations, warranties and covenants until the MSR Transfer Date:

(i) Facility Eligible Receivables. Each Receivable sold by OLS is payable in United States dollars and has been created pursuant to a Designated Servicing Agreement that is a Facility Eligible Servicing Agreement, in accordance with the terms of such Designated Servicing Agreement and with the customary procedures and in the ordinary course of business of OLS. Each such Receivable sold by OLS arises from an Advance for which OLS is entitled to reimbursement pursuant to a Designated Servicing Agreement.

(ii) Assignment Permitted under Servicing Agreements. Each Receivable sold by OLS arising under a Designated Servicing Agreement is fully transferable and such transfer will not violate the terms of, or require the consent of any Person under the related Designated Servicing Agreement or any other document or agreement to which OLS is a party or to which its assets or properties are subject.

(iii) Reserved.

(iv) No Fraud. As of any Sale Date through the MSR Transfer Date, with respect to the Receivables sold by OLS transferred on such date, no such Receivable has been identified by OLS or reported to OLS by the related MBS Trustee as having resulted from fraud perpetrated by any Person.

(v) No Impairment of OLS’s Rights. As of the Effective Date, or as of any Sale Date with respect to any Receivables sold by OLS through the MSR Transfer Date sold on such date, neither OLS nor any other Person has taken any action that, or failed to take any action the omission of which, would materially impair its rights or the rights of its assignees, with respect to any such Receivables.

(vi) No Defenses. As of the related Sale Date through the MSR Transfer Date, each Receivable sold by OLS represents valid entitlement to be paid, has not been repaid in whole or in part or been compromised, adjusted, extended, satisfied, subordinated, rescinded, waived, amended or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set-off, counterclaim, defense, waiver, amendment or modification by any Person.

(vii) No Action to Impair Collectability. OLS has not taken (or omitted to take) and will not take (or omit to take), and has no notice that any other Person has taken (or omitted to take) or will take (or omit to take) any action that could impair the collectability of any Receivable sold by OLS.

(viii) No Government Receivables. No Receivable sold by OLS is due from the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state thereof.

(ix) No Pending Proceedings. There are no proceedings pending, or, to the best of OLS’s knowledge, threatened, wherein any governmental agency has (A) alleged that any Receivable sold by OLS is illegal or unenforceable, (B) asserted the invalidity of any Receivable sold by OLS or (C) sought any determination or ruling that might adversely affect the payment or enforceability of any Receivable sold by OLS.

(x) OLS’s Reporting Obligations. With respect to each Receivable sold by OLS, OLS is not aware of any circumstances which could reasonably be expected to make it unable to perform its reporting obligations as set forth in the Indenture in any material respect.

(xi) UCC Classification. No Receivable sold by OLS is secured by “real property” or “fixtures” or evidenced by an “instrument” under and as defined in the UCC. The OLS Additional Receivables constitute “general intangibles” within the meaning of the applicable UCC.

(xii) Enforceability; Compliance with Laws. Each Receivable sold by OLS is enforceable in accordance with its terms set forth in the related Designated Servicing Agreement. Each Advance made by OLS complied with all applicable laws, including those relating to consumer protection, is valid and enforceable and, at the time it is sold to HLSS, will not be subject to any set-off, counterclaim or other defense to payment by the Obligor, the related MBS Trust, MBS Trustee or any other party.

(xiii) No Consent Required. Each Receivable sold by OLS is assignable by OLS, and by HLSS and its successors and assigns, without the consent of any other Person (except any such consent that shall have been obtained), and upon acquiring such Receivables HLSS will have the right to transfer such Receivables without the consent of any other Person and without any other restrictions on such transfer.

(c) Survival. It is understood and agreed that the representations and warranties set forth in Section 4(a) and Section 4(b) shall continue throughout the term of this Agreement.

It is understood and agreed that the representations and warranties made by OLS, as initial receivables seller (prior to the related MSR Transfer Date) and as servicer (prior to the related MSR Transfer Date), pursuant to this Agreement, on which HLSS, the Depositor and the Issuer are relying in accepting the Receivables, on which HLSS and the Depositor are relying in executing this Agreement, on which the Issuer is relying in executing the Receivables Pooling Agreement and on which the Noteholders are relying in purchasing the Notes, and the rights and remedies of HLSS and its assignees under this Agreement against OLS pursuant to this Agreement, inure to the benefit of the Depositor, the Issuer, the Indenture Trustee and the Noteholders, as the assignees of HLSS’s rights hereunder. Such representations and warranties and the rights and remedies for the breach thereof shall survive the sale of any Receivables from OLS to HLSS and its assignees, and the conveyance thereof by HLSS to the Depositor and its assignees, and the pledge thereof by the Issuer to the Indenture Trustee for the benefit of the Noteholders and shall be fully exercisable by the Indenture Trustee for the benefit of the Noteholders.

(d) Remedies Upon Breach. OLS shall inform HLSS promptly, in writing, upon the discovery of any breach of its representations, warranties or covenants hereunder. Unless such breach shall have been cured or waived within thirty (30) days after the earlier to occur of the discovery of such breach by OLS or receipt of written notice of such breach by OLS, such that, in the case of a representation and warranty, such representation and warranty shall be true and correct in all material respects as if made on such day, and OLS shall have delivered to HLSS an officer’s certificate describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct or the breach was otherwise cured, OLS shall either repurchase the affected Receivables or indemnify its assignees (including HLSS, the Depositor, the Issuer, the Indenture Trustee and each of their respective assignees), against and hold its assignees (including HLSS, the Depositor, the Issuer, the Indenture Trustee and each of their respective assignees) harmless from any cost, liability and expense, including, without limitation, reasonable attorneys’ fees and expenses, whether incurred in enforcement proceedings between the parties or otherwise, incurred as a result of, or arising from, such breach (each such repurchase or indemnification amount to be paid hereunder, an “Indemnity Payment”), the amount of which shall equal the Receivables Balance of any affected Receivable; provided, that any unpaid amount shall be payable at such time only if the Collateral Test is not satisfied, to the extent necessary to satisfy the Collateral Test. This Section 4(d) sets forth the exclusive remedy for a breach of representation, warranty or covenant by OLS, as servicer (prior to the related MSR Transfer Date), pertaining to a Receivable sold by OLS. Notwithstanding the foregoing, the breach of any representation, warranty or covenant shall not be waived by the Issuer under any circumstances without the consent of the Majority Holders of all Outstanding Notes.

Section 5. Representations, Warranties and Certain Covenants of HLSS, as Servicer (on or after the related MSR Transfer Date) and as Receivables Seller.

HLSS, as receivables seller and as servicer (on or after the related MSR Transfer Date), hereby makes the following representations and warranties for the benefit of the Depositor, the Issuer, the Indenture Trustee and the Noteholders, on which the Depositor is relying in purchasing the Aggregate Receivables and executing this Agreement, on which the Issuer is relying in purchasing the Aggregate Receivables and executing the Receivables Pooling Agreement, and on which the Noteholders are relying in purchasing the Notes. The representations are made as of the date of this Agreement, and as of each Sale Date. Such representations and warranties shall survive the sale and/or contribution, assignment, transfer and conveyance of any Receivables and any other related Transferred Assets to the Depositor and the Issuer.

(a) General Representations, Warranties and Covenants.

(i) Organization and Good Standing. HLSS is a limited liability company organized and validly existing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and now has and so long as any Notes are outstanding, will continue to have, power, authority and legal right to acquire, own, hold, transfer, assign and convey the Receivables.

(ii) Due Qualification. HLSS is and will continue to be duly qualified to do business as a limited liability company in good standing, and has obtained and will keep in full force and effect all necessary licenses, permits and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses, permits or approvals and as to which the failure to obtain or to keep in full force and effect such licenses, permits or approvals would have a material and adverse impact upon the value or collectability of the Receivables.

(iii) Power and Authority. HLSS has and will continue to have all requisite limited liability company power and authority to own the Receivables, and HLSS has and will continue to have all requisite limited liability company power and authority to execute and deliver this Agreement, the initial Designated Servicing Agreement Schedule and each subsequent Designated Servicing Agreement Schedule, each other Transaction Document to which it is a party and any and all other instruments and documents necessary to consummate the transactions contemplated hereby or thereby (collectively, the “HLSS Related Documents”), and to perform each of its obligations under this Agreement and under the HLSS Related Documents, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by HLSS, and the execution and delivery of each of the HLSS Related Documents by HLSS, the performance by HLSS of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby have each been duly authorized by HLSS and no further limited liability company action or other actions are required to be taken by HLSS in connection therewith.

(iv) Valid Transfer. Upon the execution and delivery of this Agreement, each Assignment of Receivables and the Designated Servicing Agreement Schedule by each of the parties hereto, this Agreement shall evidence a valid sale and/or contribution, transfer, assignment and conveyance of the Additional Receivables as of the applicable Sale Date to the Depositor, which is enforceable against creditors of and purchasers from HLSS except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

(v) Binding Obligation. This Agreement and each of the other Transaction Documents to which HLSS is a party has been, or when delivered will have been, duly executed and delivered and constitutes the legal, valid and binding obligation of HLSS, enforceable against HLSS, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

(vi) Good Title. Immediately prior to each Purchase of Receivables hereunder, HLSS is the legal and beneficial owner of each such Receivable and the related Transferred Assets with respect thereto, free and clear of any Adverse Claims; and immediately upon the transfer and assignment thereof, the Depositor and its assignees will have good and marketable title to, with the right to sell and encumber, each Receivable, whether now existing or hereafter arising, together with the related Transferred Assets with respect thereto, free and clear of any Adverse Claims.

(vii) Perfection.

(A) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Aggregate Receivables and the related Transferred Assets with respect thereto in favor of the Depositor, which security interest is prior to all other Adverse Claims, and is enforceable as such against creditors of and purchasers from HLSS;

(B) HLSS has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under the UCC in order to perfect the security interest in the Aggregate Receivables and the related Transferred Assets granted to the Depositor hereunder; and

(C) HLSS has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Aggregate Receivables and the related Transferred Assets, other than under this Agreement, except pursuant to any agreement that has been terminated prior to the date hereof. HLSS has not authorized the filing of and is not aware of any financing statement filed against it, the Depositor or the Issuer covering the Aggregate Receivables and the related Transferred Assets other than those filed in connection with this Agreement and the other Transaction Documents and those that have been terminated prior to the date hereof or for which the lien with respect to the Receivables has been released. HLSS is not aware of any judgment or tax lien filings against it.

(viii) No Violation. Neither the execution, delivery and performance of this Agreement, the other Transaction Documents or the HLSS Related Documents by HLSS, nor the consummation by HLSS of the transactions contemplated hereby or thereby nor the fulfillment of or compliance with the terms and conditions of this Agreement, the HLSS Related Documents or the other Transaction Documents to which HLSS is a party (A) will violate the organizational documents of HLSS, (B) will constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a breach or acceleration of, any material indenture, agreement or other material instrument to which HLSS or any of its Affiliates is a party or by which it or any of them is bound, or which may be applicable to HLSS, (C) constitutes a default (whether with notice or lapse of time or both), or results in the creation or imposition of any Adverse Claim upon any of the property or assets of HLSS under the terms of any of the foregoing, or (D) violates any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to HLSS or its properties.

(ix) No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to HLSS’s knowledge, threatened, against or affecting HLSS (A) in which a third party not affiliated with the Indenture Trustee or a Noteholder asserts the invalidity of any of the Transaction Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any of the Transaction Documents, (C) seeking any determination or ruling that should reasonably be expected to affect materially and adversely the performance by HLSS or its Affiliates of their obligations under, or the validity or enforceability of, any of the Transaction Documents or (D) relating to HLSS or its Affiliates and which should reasonably be expected to affect adversely the federal income tax attributes of the Notes.

(x) Ownership of Depositor. As of the Effective Date, HLSS will acquire from OLS 100% of the membership interest in the Depositor. No Person other than HLSS has any rights to acquire membership interests in the Depositor.

(xi) Ownership of Issuer. 100% of the Owner Trust Certificate of the Issuer is owned by the Depositor. No Person other than the Depositor has any rights to acquire all or any portion of the Owner Trust Certificate in the Issuer.

(xii) No Violation of Exchange Act or Regulations T, U or X. None of the transactions contemplated in the Transaction Documents (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

(xiii) All Consents Obtained. All approvals, authorizations, consents, orders or other actions of any persons or of any governmental body or official required in connection with the execution and delivery by HLSS, or the Depositor of this Agreement and the Transaction Documents to which HLSS, the Depositor or the Issuer is a party, the performance by HLSS of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment by HLSS of the terms hereof and thereof, including without limitation, the transfer of Receivables from HLSS to the Depositor and from the Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee, have been obtained.

(xiv) Not an Investment Company. None of HLSS, the Depositor, the Issuer nor the Trust Estate is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act, and none of the execution, delivery or performance of obligations under this Agreement or any of the Transaction Documents, or the consummation of any of the transactions contemplated thereby (including, without limitation, the sale and contribution of the Transferred Assets hereunder) will violate any provision of the Investment Company Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

(xv) All Taxes, Fees and Charges Relating to Transaction and Transaction Documents Paid. Any taxes, fees and other governmental charges due and payable by HLSS, the Depositor or the Issuer in connection with the execution and delivery of this Agreement and the transactions contemplated hereby have been or will be paid by HLSS or the Depositor at or prior to the date of this Agreement.

(xvi) No Broker, Finder or Financial Adviser Other Than Barclays. None of HLSS nor any of its officers, directors, employees or agents has employed any broker, finder or financial adviser or incurred any liability for fees or commissions to any person other than Barclays (including Affiliates of Barclays) in connection with the offering, issuance or sale of the Notes of any Class.

(xvii) Solvency. HLSS, both prior to and after giving effect to each sale and contribution of Receivables with respect to the Designated Servicing Agreements on each Sale Date, (1) is not, and will not be, “insolvent” (as such term is defined in § 101(32)(A) of the Bankruptcy Code), (2) is, and will be, able to pay its debts as they become due, and (3) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

(xviii) Information to Note Rating Agencies. All information provided by HLSS to any Note Rating Agency is true and correct in all material respects.

(xix) No Fraudulent Conveyance. HLSS is selling and contributing the Aggregate Receivables to the Depositor in furtherance of its ordinary business purposes, with no intent to hinder, delay or defraud any of its creditors.

(xx) Ability to Perform Obligations. HLSS does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement.

(xxi) Information. No document, certificate or report furnished by HLSS, in writing pursuant to this Agreement, any other Transaction Document or in connection with the transactions contemplated hereby or thereby contains or will contain when furnished any untrue statement of a material fact. There are no facts relating to and known by HLSS which when taken as a whole may impair the ability of HLSS to perform its obligations under this Agreement or any other Transaction Document, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of HLSS pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.

(xxii) Fair Consideration. The aggregate consideration received by HLSS, as receivables seller, pursuant to this Agreement is fair consideration having reasonably equivalent value to the value of the Aggregate Receivables and the performance of the obligations of HLSS, as receivables seller, hereunder.

(xxiii) Bulk Transfer. No sale, contribution, transfer, assignment or conveyance of Receivables by HLSS, as receivables seller, to the Depositor contemplated by this Agreement or by the Depositor to the Issuer pursuant to the Receivables Pooling Agreement will be subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(xxiv) Name. The legal name of HLSS is as set forth in this Agreement and HLSS does not have any trade names, fictitious names, assumed names or “doing business” names.

(xxv) Default. None of HLSS, the Depositor or the Issuer is in default (or, with respect to HLSS, subject to termination as servicer (on or after the MSR Transfer Date)) under any material agreement, contract, instrument or indenture to which such Person is a party or by which it or its properties is or are bound (including without limitation, each Designated Servicing Agreement, excluding those as a result of a breach of a Collateral Performance Test in respect of which no notice of termination has been sent), or with respect to any order of any court, administrative agency, arbitrator or governmental body which should reasonably be expected to have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

(xxvi) Repayment of Receivables. HLSS has no reason to believe that at the time of the transfer of any Receivables to the Depositor pursuant hereto, such Receivables will not be paid in full.

(xxvii) Designated Servicing Agreements. Each Designated Servicing Agreement, as amended, is in full force and effect and no default (other than such an event resulting solely from the failure of a Collateral Performance Test under the related Servicing Agreement) exists thereunder and, each of the Designated Servicing Agreements is a Facility Eligible Servicing Agreement.

(xxviii) [Reserved].

(xxix) No Change in Condition of HLSS. Since [            ], 20[_], there has been no change in the business, operations, financial condition, properties or assets of HLSS which would have a material adverse effect on its ability to perform its obligations under this Agreement or any other Transaction Document or materially adversely affect the transactions contemplated under this Agreement or any other Transaction Document.

(xxx) Fannie and Freddie Approved. The Subservicer is an approved servicer of residential mortgage loans for Fannie Mae and Freddie Mac. The Subservicer is in good standing to service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make the Subservicer unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac.

(xxxi) Compliance With Laws. HLSS has complied or shall comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions or decrees to which it may be subject, except where the failure to so comply should not be reasonably expected to have an Adverse Effect or a material adverse effect on the financial condition or operations of HLSS, or the ability of HLSS, the Depositor or the Issuer to perform their respective obligations hereunder or under any of the other Transaction Documents.

(xxxii) Accounting. HLSS accounts for the transactions contemplated by this Agreement as a sale from HLSS to the Depositor, except to the extent that such sales are not recognized under GAAP due to consolidated financial reporting.

(xxxiii) Appointment of Subservicers. HLSS shall not appoint any Subservicer other than OLS unless and until each rating agency that rated the related mortgage-backed securities as stated in the documentation for the related MBS Trust, shall have delivered written confirmation that the appointment of such Subservicer will not result in a reduction of the then-current ratings of such securities, if rating agency confirmation is required for the appointment of a subservicer under the related Servicing Agreement.

(b) Representations, Warranties and Covenants of HLSS Concerning the Receivables.

(i) Facility Eligible Receivables. Each Receivable is payable in United States dollars and has been created pursuant to a Designated Servicing Agreement that is a Facility Eligible Servicing Agreement, in accordance with the terms of such Designated Servicing Agreement and with the customary procedures and in the ordinary course of business of HLSS. Each Receivable arises from an Advance for which HLSS is entitled to reimbursement pursuant to a Designated Servicing Agreement.

(ii) Assignment Permitted under Servicing Agreements. Each Receivable arising under a Designated Servicing Agreement is fully transferable and such transfer will not violate the terms of, or require the consent of any Person under the related Designated Servicing Agreement or any other document or agreement to which HLSS is a party or to which its assets or properties are subject.

(iii) Schedule of Receivables. The information set forth in the Schedule of Receivables hereto shall be true and correct as of the date of this Agreement and each Funding Date.

(iv) No Fraud. As of any Sale Date, with respect to the Receivables transferred on such date, no Receivable has been identified by HLSS or reported to HLSS by the related MBS Trustee as having resulted from fraud perpetrated by any Person.

(v) No Impairment of HLSS’s Rights. As of the Effective Date, or as of any Sale Date with respect to any Receivables sold on such date, neither HLSS nor any other Person has taken any action that, or failed to take any action the omission of which, would materially impair its rights or the rights of its assignees, with respect to any Receivables.

(vi) No Defenses. As of the related Sale Date, each Receivable represents valid entitlement to be paid, has not been repaid in whole or in part or been compromised, adjusted, extended, satisfied, subordinated, rescinded, waived, amended or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set-off, counterclaim, defense, waiver, amendment or modification by any Person.

(vii) No Action to Impair Collectability. HLSS has not taken (or omitted to take) and will not take (or omit to take), and has no notice that any other Person has taken (or omitted to take) or will take (or omit to take) any action that could impair the collectability of any Receivable.

(viii) No Government Receivables. No Receivable is due from the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state thereof.

(ix) No Pending Proceedings. There are no proceedings pending, or, to the best of HLSS’s knowledge, threatened, wherein any governmental agency has (A) alleged that any Receivable is illegal or unenforceable, (B) asserted the invalidity of any Receivable or (C) sought any determination or ruling that might adversely affect the payment or enforceability of any Receivable.

(x) HLSS’s Reporting Obligations. With respect to each Receivable, HLSS is not aware of any circumstances which could reasonably be expected to make it unable to perform its reporting obligations as set forth in the Indenture in any material respect.

(xi) UCC Classification. No Receivable is secured by “real property” or “fixtures” or evidenced by an “instrument” under and as defined in the UCC. The Aggregate Receivables constitute “general intangibles” within the meaning of the applicable UCC.

(xii) Enforceability; Compliance with Laws. Each Receivable is enforceable in accordance with its terms set forth in the related Designated Servicing Agreement. Each Advance complied with all applicable laws, including those relating to consumer protection, is valid and enforceable and, at the time it is sold to the Depositor, will not be subject to any set-off, counterclaim or other defense to payment by the Obligor, the related MBS Trust, MBS Trustee or any other party.

(xiii) No Consent Required. Each Receivable is assignable by HLSS, and by the Depositor and its successors and assigns, without the consent of any other Person (except any such consent that shall have been obtained), and upon acquiring the Receivables the Issuer will have the right to pledge the Receivables without the consent of any other Person and without any other restrictions on such pledge.

(c) Survival. It its understood and agreed that the representations and warranties set forth in Section 5(a) and Section 5(b) shall continue throughout the term of this Agreement.

It is understood and agreed that the representations and warranties made by HLSS, as receivables seller (and as servicer on or after the related MSR Transfer Date), pursuant to this Agreement, on which the Depositor and the Issuer are relying in accepting the Receivables, on which the Depositor is relying in executing this Agreement, on which the Issuer is relying in executing the Receivables Pooling Agreement and on which the Noteholders are relying in purchasing the Notes, and the rights and remedies of the Depositor and its assignees under this Agreement against HLSS pursuant to this Agreement, inure to the benefit of the Depositor, the Issuer, the Indenture Trustee and the Noteholders, as the assignees of HLSS’s rights hereunder. Such representations and warranties and the rights and remedies for the breach thereof shall survive the sale and/or contribution, assignment, transfer and conveyance of any Receivables from HLSS to the Depositor and its assignees, and the pledge thereof by the Issuer to the Indenture Trustee for the benefit of the Noteholders and shall be fully exercisable by the Indenture Trustee for the benefit of the Noteholders.

(d) Remedies Upon Breach. HLSS shall inform the Indenture Trustee and the Administrative Agent promptly, in writing, upon the discovery of any breach of its representations, warranties or covenants hereunder. Unless such breach shall have been cured or waived within thirty (30) days after the earlier to occur of the discovery of such breach by HLSS or receipt of written notice of such breach by HLSS, such that, in the case of a representation and warranty, such representation and warranty shall be true and correct in all material respects as if made on such day, and HLSS shall have delivered to the Indenture Trustee an officer’s certificate describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct or the breach was otherwise cured, HLSS shall either repurchase the affected Receivables or indemnify its assignees (including the Depositor, the Issuer, the Indenture Trustee and each of their respective assignees), against and hold its assignees (including the Depositor, the Issuer, the Indenture Trustee and each of their respective assignees) harmless from any cost, liability and expense, including, without limitation, reasonable attorneys’ fees and expenses, whether incurred in enforcement proceedings between the parties or otherwise, incurred as a result of, or arising from, such breach (each such repurchase or indemnification amount to be paid hereunder, an “Indemnity Payment”), the amount of which shall equal the Receivables Balance of any affected Receivable; provided, that any unpaid amount shall be payable at such time only if the Collateral Test is not satisfied, to the extent necessary to satisfy the Collateral Test. This Section 5(d) sets forth the exclusive remedy for a breach of representation, warranty or covenant by HLSS pertaining to a Receivable. Notwithstanding the foregoing, the breach of any representation, warranty or covenant shall not be waived by the Issuer under any circumstances without the consent of the Majority Holders of all Outstanding Notes.

Section 6. Termination.

This Agreement (a) may not be terminated prior to the termination of the Indenture and (b) may be terminated at any time thereafter by either party hereto upon written notice to the other party.

Section 7. General Covenants of OLS, as Initial Receivables Seller (prior to the final MSR Transfer Date) and Servicer (prior to the final MSR Transfer Date).

OLS covenants and agrees that, from the date of this Agreement until the final MSR Transfer Date:

(a) Bankruptcy. OLS agrees that it shall comply with Section 12(k). OLS has not engaged in and does not expect to engage in a business for which its remaining property represents an unreasonably small capitalization. OLS will not transfer any of the OLS Additional Receivables with an intent to hinder, delay or defraud any Person.

(b) Legal Existence. OLS shall do or cause to be done all things necessary on its part to preserve and keep in full force and effect its existence as a limited liability company in the jurisdiction of its formation, and to maintain each of its licenses, approvals, registrations and qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications, except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the financial conditions, operations or the ability of OLS to perform its obligations hereunder or under any of the other Transaction Documents.

(c) Compliance With Laws. OLS shall comply in all material respects with all laws, rules, regulations and orders of any governmental authority applicable to its operation, the noncompliance with which would reasonably be expected to have a material adverse effect on the financial condition, operations or the ability of OLS to perform its obligations hereunder or under any of the other Transaction Documents.

(d) Taxes. OLS shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default; provided that OLS shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings, or so long as the failure to pay any such tax, assessment, charge or levy would not have a material adverse effect on the ability of OLS to perform its obligations hereunder. OLS shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge or levy so contested.

(e) Compliance with Representations and Warranties. OLS covenants that it shall conduct its business such that it will continually comply with all of its representations and warranties made in Section 4(a).

(f) Amendments to Designated Servicing Agreements. OLS, hereby covenants and agrees, until the MSR Transfer Date, not to amend the Designated Servicing Agreements except for such amendments that would have no adverse effect upon the collectability or timing of payment of any of the OLS Additional Receivables or the performance of OLS’s obligations under the Transaction Documents or otherwise adversely affect the interest of the Noteholders, any Supplement Credit Enhancement Provider or any Liquidity Provider, without the prior written consent of the Majority Holders of all Outstanding Notes and of each Supplemental Credit Enhancement Provider and each Liquidity Provider. OLS will, within five (5) Business Days following the effectiveness of such amendments, deliver to the Indenture Trustee copies of all such amendments.

(g) Maintenance of Security Interest. OLS shall from time to time, prior to the MSR Transfer Date, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of HLSS in all of the OLS Additional Receivables is fully protected in accordance with the UCC.

(h) Keeping of Records and Books of Account. OLS shall maintain accurate, complete and correct documents, books, records and other information which is reasonably necessary for the collection of all OLS Additional Receivables (including, without limitation, records adequate to permit the prompt identification of each new Receivable and all collections of, and adjustments to, each existing Receivable).

(i) Fidelity Bond and Errors and Omissions Insurance. OLS, as servicer or subservicer, shall obtain and maintain at its own expense and keep in full force and effect so long as any Notes are outstanding prior to the final MSR Transfer Date, a blanket fidelity bond and an errors and omissions insurance policy with one or more insurers covering its officers and employees and other persons acting on its behalf in connection with its activities under the Transaction Documents meeting the criteria required by the Designated Servicing Agreements. Coverage of OLS, as servicer or subservicer, under a policy or bond obtained by an Affiliate of OLS and providing the coverage required by this subsection (i) shall satisfy the requirements of this subsection (i). OLS will promptly report in writing to HLSS any material changes that may occur in its fidelity bonds, if any, and/or its or the Depositor’s errors and omissions insurance policies, as the case may be, and will furnish to HLSS copies of all binders and polices or certificates evidencing that such bonds, if any, and insurance policies are in full force and effect.

(j) No Adverse Claims, Etc. Against Receivables and Trust Property. OLS hereby covenants that, except for the transfer hereunder and as of any date on which OLS Additional Receivables are transferred, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Adverse Claim on any of the OLS Additional Receivables, or any interest therein. OLS shall notify HLSS and its designees of the existence of any Adverse Claim (other than as provided above) on any Receivable immediately upon discovery thereof; and OLS shall defend the right, title and interest of HLSS and its assignees in, to and under the Receivables against all claims of third parties claiming through or under it; provided, however, that nothing in this Section 7 shall be deemed to apply to any Adverse Claims for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if OLS shall currently be contesting the validity thereof in good faith by appropriate Proceedings. OLS shall take all actions as may be necessary to ensure that the ownership of the Receivables is conveyed to HLSS pursuant to this Agreement. In addition, OLS shall take all actions as may be necessary to ensure that, if this Agreement were deemed to create, or does create, a security interest in the Receivables and the other OLS Transferred Assets, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such until the Receivables Sale Termination Date.

(k) Taking of Necessary Actions. OLS shall perform all actions necessary to sell and/or contribute, assign, transfer and convey the OLS Additional Receivables to HLSS and its assigns, including, without limitation, any necessary notifications to the MBS Trustees or other parties.

(l) Ownership. OLS will take all necessary action to establish and maintain, irrevocably in HLSS, legal and equitable title to the OLS Additional Receivables and the related OLS Transferred Assets, free and clear of any Adverse Claim (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) in all appropriate jurisdictions to perfect HLSS’s interest in such OLS Additional Receivables and related OLS Transferred Assets and such other action to perfect, protect or more fully evidence the interest of HLSS may reasonably request).

(m) HLSS’ Reliance. OLS acknowledges that the Depositor, the Issuer, the Indenture Trustee and the Noteholders are entering into the transactions contemplated by the Transaction Documents in reliance upon HLSS’s identity as a legal entity that is separate from OLS. Therefore, from and after the date of execution and delivery of this Agreement, OLS will take all reasonable steps to maintain HLSS’s identity as a separate legal entity and to make it manifest to third parties that HLSS is an entity with assets and liabilities distinct from those of OLS.

Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, OLS (i) will not hold itself out to third parties as liable for the debts of HLSS nor purport to own the OLS Additional Receivables and other related OLS Transferred Assets, (ii) will take all other actions necessary on its part to ensure that the facts and assumptions regarding it set forth in the opinion issued by Mayer Brown LLP, dated as of the Effective Date, relating to substantive consolidation issues remain true and correct at all times.

(n) Name Change, Offices and Records. In the event OLS makes any change to its name (within the meaning of Section 9-507(c) of any applicable enactment of the UCC), type or jurisdiction of organization or location of its books and records, it shall notify HLSS thereof and (except with respect to a change of location of books and records) shall deliver to HLSS not later than thirty (30) days after the effectiveness of such change (i) such financing statements (Forms UCC1 and UCC3) which may reasonably request to reflect such name change, or change in type or jurisdiction of organization, (ii) if HLSS shall so request, an opinion of outside counsel to OLS, in form and substance reasonably satisfactory to HLSS, as to the grant or assignment from OLS to HLSS of a security interest in the OLS Additional Receivables, if the transfers thereof by OLS to HLSS are determined not to be true sales, and as to the perfection and priority of HLSS’s security interest in the OLS Additional Receivables in such event, and (iii) such other documents and instruments that HLSS may reasonably request in connection therewith and shall take all other steps to ensure that HLSS continues to have a first priority, perfected security interest in the Initial Aggregate Receivables and the related OLS Transferred Assets.

(o) Location of Jurisdiction of Organization and Records. In the case of a change in the jurisdiction of organization of OLS or in the case of a change in the “location” of OLS for purposes of Section 9-307 of the UCC, OLS must take all actions necessary or reasonably requested by HLSS to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by HLSS to further perfect or evidence the rights, claims or security interests of any of OLS or any assignee or beneficiary of the HLSS’s rights under this Agreement.

(p) Amendments to the Purchase Agreement. OLS, hereby covenants and agrees not to amend the Purchase Agreement in any way that relates to the sale and/or contribution, assignment, transfer, and conveyance of Receivables hereunder, without the prior written consent of the Administrative Agent.

Section 8. General Covenants of HLSS, as Receivables Seller and Servicer.

HLSS covenants and agrees that, from the date of this Agreement until the termination of the Indenture:

(a) Change of Control. It shall not enter into any transaction the result of which would be a Change of Control (as defined in the Indenture).

(b) Bankruptcy. HLSS agrees that it shall comply with Section 11(k). HLSS has not engaged in and does not expect to engage in a business for which its remaining property represents an unreasonably small capitalization. HLSS will not transfer any of the Aggregate Receivables with an intent to hinder, delay or defraud any Person.

(c) Legal Existence. HLSS shall do or cause to be done all things necessary on its part to preserve and keep in full force and effect its existence as a limited liability company in the jurisdiction of its formation, and to maintain each of its licenses, approvals, registrations and qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications, except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the financial conditions, operations or the ability of HLSS, the Depositor or the Issuer to perform its obligations hereunder or under any of the other Transaction Documents.

(d) Compliance With Laws. HLSS shall comply in all material respects with all laws, rules, regulations and orders of any governmental authority applicable to its operation, the noncompliance with which would reasonably be expected to have a material adverse effect on the financial condition, operations or the ability of HLSS, the Depositor or the Issuer to perform their obligations hereunder or under any of the other Transaction Documents.

(e) Taxes. HLSS shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default; provided that HLSS shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings, or so long as the failure to pay any such tax, assessment, charge or levy would not have a material adverse effect on the ability of HLSS to perform its obligations hereunder. HLSS shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge or levy so contested.

(f) Compliance with Representations and Warranties. HLSS covenants that it shall conduct its business such that it will continually comply with all of its representations and warranties made in Section 5(a).

(g) Amendments to Designated Servicing Agreements. HLSS, hereby covenants and agrees not to amend the Designated Servicing Agreements except for such amendments that would have no adverse effect upon the collectability or timing of payment of any of the Aggregate Receivables or the performance of HLSS’s, the Depositor’s or the Issuer’s obligations under the Transaction Documents or otherwise adversely affect the interest of the Noteholders, any Supplement Credit Enhancement Provider or any Liquidity Provider, without the prior written consent of the Majority Holders of all Outstanding Notes and of each Supplemental Credit Enhancement Provider and each Liquidity Provider. HLSS will, within five (5) Business Days following the effectiveness of such amendments, deliver to the Indenture Trustee copies of all such amendments.

(h) Maintenance of Security Interest. HLSS shall from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of the Depositor, the Issuer, the Indenture Trustee and the Noteholders and any Supplemental Credit Enhancement Provider and any Liquidity Provider in all of the Aggregate Receivables is fully protected in accordance with the UCC.

(i) Keeping of Records and Books of Account. HLSS shall maintain accurate, complete and correct documents, books, records and other information which is reasonably necessary for the collection of all Aggregate Receivables (including, without limitation, records adequate to permit the prompt identification of each new Receivable and all collections of, and adjustments to, each existing Receivable).

(j) Fidelity Bond and Errors and Omissions Insurance. HLSS, as servicer, shall obtain and maintain at its own expense and keep in full force and effect so long as any Notes are outstanding, a blanket fidelity bond and an errors and omissions insurance policy with one or more insurers covering (i) its officers and employees and other persons acting on its behalf in connection with its activities under the Transaction Documents, and (ii) the officers and employees of the Depositor and other persons acting on the Depositor’s behalf in connection with the Transaction Documents, in each case meeting the criteria required by the Designated Servicing Agreements. Coverage of HLSS, as servicer, and of the Depositor under a policy or bond obtained by an Affiliate of HLSS and providing the coverage required by this subsection (j) shall satisfy the requirements of this subsection (j). HLSS will promptly report in writing to the Indenture Trustee any material changes that may occur in its or the Depositor’s fidelity bonds, if any, and/or its or the Depositor’s errors and omissions insurance policies, as the case may be, and will furnish to the Indenture Trustee copies of all binders and polices or certificates evidencing that such bonds, if any, and insurance policies are in full force and effect.

(k) No Adverse Claims, Etc. Against Receivables and Trust Property. HLSS hereby covenants that, except for the transfer hereunder and as of any date on which Additional Receivables are transferred, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Adverse Claim on any of the Aggregate Receivables, or any interest therein. HLSS shall notify the Depositor and its designees of the existence of any Adverse Claim (other than as provided above) on any Receivable immediately upon discovery thereof; and HLSS shall defend the right, title and interest of the Depositor and its assignees in, to and under the Receivables against all claims of third parties claiming through or under it; provided, however, that nothing in this Section 8 shall be deemed to apply to any Adverse Claims for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if HLSS shall currently be contesting the validity thereof in good faith by appropriate Proceedings. HLSS shall take all actions as may be necessary to ensure that the ownership of the Receivables is conveyed to the Depositor pursuant to this Agreement. In addition, HLSS shall take all actions as may be necessary to ensure that, if this Agreement were deemed to create, or does create, a security interest in the Receivables and the other Transferred Assets, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such until the Receivables Sale Termination Date.

(l) Taking of Necessary Actions. HLSS shall perform all actions necessary to sell and/or contribute, assign, transfer and convey the Aggregate Receivables to the Depositor and its assigns, including the Issuer, including, without limitation, any necessary notifications to the MBS Trustees or other parties.

(m) Ownership. HLSS will take all necessary action to establish and maintain, irrevocably in the Depositor, legal and equitable title to the Aggregate Receivables and the related Transferred Assets, free and clear of any Adverse Claim (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) in all appropriate jurisdictions to perfect the Depositor’s interest in such Aggregate Receivables and related Transferred Assets and such other action to perfect, protect or more fully evidence the interest of the Depositor or the Indenture Trustee (as the Depositor’s assignee) may reasonably request).

(n) Depositors’ Reliance. HLSS acknowledges that the Indenture Trustee and the Noteholders are entering into the transactions contemplated by the Transaction Documents in reliance upon the Depositor’s and Issuer’s identity as a legal entity that is separate from it. Therefore, from and after the date of execution and delivery of this Agreement, HLSS will take all reasonable steps to maintain each of the Depositor’s and Issuer’s identity as a separate legal entity and to make it manifest to third parties that each of the Depositor and the Issuer is an entity with assets and liabilities distinct from those of HLSS. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, HLSS (i) will not hold itself out to third parties as liable for the debts of either the Depositor or the Issuer nor purport to own the Aggregate Receivables and other related Transferred Assets, (ii) will take all other actions necessary on its part to ensure that the facts and assumptions regarding it set forth in the opinion issued by Mayer Brown LLP, dated as of the Effective Date, relating to substantive consolidation issues remain true and correct at all times.

(o) Name Change, Offices and Records. In the event HLSS makes any change to its name (within the meaning of Section 9-507(c) of any applicable enactment of the UCC), type or jurisdiction of organization or location of its books and records, it shall notify the Depositor and the Indenture Trustee thereof and (except with respect to a change of location of books and records) shall deliver to the Indenture Trustee not later than thirty (30) days after the effectiveness of such change (i) such financing statements (Forms UCC1 and UCC3) which the Indenture Trustee (acting at the direction of the Administrative Agent) may reasonably request to reflect such name change, or change in type or jurisdiction of organization, (ii) if the Indenture Trustee shall so request, an opinion of outside counsel to HLSS, in form and substance reasonably satisfactory to the Indenture Trustee, as to the grant or assignment from the Receivables Seller to the Depositor of a security interest in the Aggregate Receivables, if the transfers thereof by HLSS to the Depositor are determined not to be true sales, and as to the perfection and priority of the Depositor’s security interest in the Aggregate Receivables in such event, and (iii) such other documents and instruments that the Indenture Trustee (acting at the direction of the Administrative Agent) may reasonably request in connection therewith and shall take all other steps to ensure that the Depositor continues to have a first priority, perfected security interest in the Aggregate Receivables and the related Transferred Assets.

(p) Location of Jurisdiction of Organization and Records. In the case of a change in the jurisdiction of organization of HLSS or in the case of a change in the “location” of HLSS for purposes of Section 9-307 of the UCC, HLSS must take all actions necessary or reasonably requested by the Depositor, the Issuer, the Administrative Agent or the Indenture Trustee to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Depositor, the Issuer, the Administrative Agent or the Indenture Trustee to further perfect or evidence the rights, claims or security interests of any of HLSS, the Depositor, the Issuer or any assignee or beneficiary of the Issuer’s rights under this Agreement, including the Indenture Trustee on behalf of the Noteholders under any of the Transaction Documents.

(q) Amendments to the Purchase Agreement. HLSS, hereby covenants and agrees not to amend the Purchase Agreement in any way that relates to the sale and/or contribution, assignment, transfer, and conveyance of Receivables hereunder, without the prior written consent of the Administrative Agent.

Section 9. Grant Clause.

(a) It was intended that the conveyances by OLS of OLS’s right, title and interest in, to and under the Initial Receivables and of the Original Transferred Assets to the Depositor pursuant to this Agreement constituted, and shall be construed as, sales and not as grants of security interests to secure one or more loans. Further, it is intended that the conveyances by OLS on and after the Effective Date of OLS’s right, title and interest in, to and under the OLS Additional Receivables and of the OLS Transferred Assets to HLSS pursuant to this Agreement shall constitute, and shall be construed as, sales and not as grants of security interests to secure one or more loans. However, if any of such conveyances are deemed to be in respect of a loan, it is intended that: (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) OLS has granted to the Depositor a first priority security interest in all of its right, title and interest in, to and under the Initial Receivables and Initial Transferred Assets conveyed hereunder prior to the Effective Date, and (c) OLS hereby grants to HLSS a first priority security interest in all of its right, title and interest in, to and under, whether now owned or hereafter acquired, such OLS Additional Receivables and the OLS Transferred Assets to secure payment of such loan(s); and (d) this Agreement shall constitute a security agreement under applicable law. OLS will, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in such Receivables and the OLS Transferred Assets, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. OLS will, at its own expense, make all initial filings on or about the Effective Date.

(b) It is intended that the conveyance of HLSS’s right, title and interest in, to and under the Additional Receivables and the other Transferred Assets to the Depositor pursuant to this Agreement shall constitute, and shall be construed as, a sale of such Additional Receivables and the other Transferred Assets and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) HLSS hereby grants to the Depositor a first priority security interest in all of its right, title and interest in, to and under, whether now owned or hereafter acquired, the Additional Receivables and the other Transferred Assets to secure payment of such loan; and (c) this Agreement shall constitute a security agreement under applicable law. HLSS will, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Additional Receivables and the other Transferred Assets, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. HLSS will, at its own expense, make all initial filings on or about the Effective Date, and shall forward a copy of such filing or filings to the Indenture Trustee.

Section 10. Conveyance by Depositor; Grant by Issuer.

Each of the Depositor and the Issuer shall have the right, upon notice to but without the consent of HLSS, to Grant, in whole or in part, its interest under this Agreement with respect to the Receivables to the Issuer and to the Indenture Trustee, respectively, and the Indenture Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Issuer and the Indenture Trustee.

Section 11. Protection of Indenture Trustee’s Security Interest in Trust Estate.

(a) HLSS shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time following reasonable prior notice delivered to it, the status of such Receivable, including payments and recoveries made and payments owing.

(b) HLSS shall maintain its records so that, from and after the time of the Granting of the security interest under the Indenture in the Receivables to the Indenture Trustee, HLSS’s records as the case may be (including computer records any back-up archives) that refer to any Receivables indicate clearly the interest of the Indenture Trustee in such Receivables and that the Receivable is held by the Indenture Trustee on behalf of the Noteholders. Indication of the Indenture Trustee’s interest in a Receivable shall be deleted from or modified on HLSS’s records when, and only when, the Receivable has been paid in full or released from the lien of the Indenture pursuant to the Indenture.

Section 12. Indemnification by OLS.

(a) Without limiting any other rights that an OLS Indemnified Party may have hereunder or under applicable law, OLS agrees to indemnify each OLS Indemnified Party from and against any and all OLS Indemnification Amounts which may be imposed on, incurred by or asserted against an OLS Indemnified Party in any way arising out of or relating to any breach of OLS’s obligations under this Agreement or the ownership of the Initial Receivables, OLS Additional Receivables or in respect of any such Receivable, excluding, however, OLS Indemnification Amounts to the extent resulting from (1) the negligence or willful misconduct on the part of such OLS Indemnified Party or (2) the failure of a particular MBS Trust to generate sufficient cash flow to pay the Receivables attributable to that MBS Trust.

(b) Without limiting or being limited by the foregoing, OLS shall pay on demand to each OLS Indemnified Party any and all amounts necessary to indemnify such OLS Indemnified Party from and against any and all OLS Indemnification Amounts relating to or resulting from:

(i) reliance on any representation or warranty made by OLS under or in connection with this Agreement, any other Transaction Document, any report or any other information delivered by it pursuant hereto, which shall have been incorrect in any material respect when made or deemed made or delivered;

(ii) the failure by OLS to comply with any term, provision or covenant contained in this Agreement, or any agreement executed by it in connection with this Agreement or any other Transaction Document or with any applicable law, rule or regulation with respect to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation; or

(iii) the failure of this Agreement to vest and maintain vested in HLSS, or to transfer, to HLSS, legal and equitable title to and ownership of the OLS Additional Receivables which are, or are purported to be, Receivables, together with all collections in respect thereof, free and clear of any adverse claim (except as permitted hereunder) whether existing at the time of the transfer of such Receivable or at any time thereafter.

(c) Any OLS Indemnification Amounts subject to the indemnification provisions of this Section 12 shall be paid to the OLS Indemnified Party within five (5) Business Days following demand therefor. “OLS Indemnified Party” means any of HLSS, the Depositor, the Issuer, the Indenture Trustee and the Noteholders. “OLS Indemnification Amounts” means any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related reasonable costs and reasonable expenses of any nature whatsoever, including reasonable attorneys’ fees and disbursements, incurred by an OLS Indemnified Party with respect to this Agreement as a result of a breach by OLS, as described in Section 12(a), including without limitation, the enforcement hereof.

(d)   (i) Promptly after an OLS Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which an indemnity may be claimed against OLS under this Section 12, the OLS Indemnified Party shall notify OLS in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify OLS shall not relieve OLS from any liability which it may have hereunder or otherwise except to the extent that OLS is prejudiced by such failure so to notify OLS.

(ii) OLS will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such OLS Indemnified Party, and, after notice from OLS to such OLS Indemnified Party that OLS wishes to assume the defense of any such action, OLS will not be liable to such OLS Indemnified Party under this Section 12 for any legal or other expenses subsequently incurred by such OLS Indemnified Party in connection with the defense of any such action unless, (A) the defendants in any such action include both the OLS Indemnified Party and OLS, and the OLS Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to OLS, or one or more OLS Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both OLS and such OLS Indemnified Party, (B) OLS shall not have employed counsel reasonably satisfactory to the OLS Indemnified Party to represent the OLS Indemnified Party within a reasonable time after notice of commencement of the action, or (C) OLS shall have authorized the employment of counsel for the OLS Indemnified Party at OLS’s expense; then, in any such event, such OLS Indemnified

Party shall have the right to employ its own counsel in such action, and the reasonable fees and expenses of such counsel shall be borne by OLS; provided, however, that OLS shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for any fees and expenses of more than one firm of attorneys at any time for all OLS Indemnified Parties. Each OLS Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with OLS in the defense of any such action or claim.

(iii) OLS shall not, without the prior written consent of any OLS Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such OLS Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such OLS Indemnified Party, unless such settlement includes an unconditional release of such OLS Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.

Section 13. Indemnification by HLSS.

(a) Without limiting any other rights that an Indemnified Party may have hereunder or under applicable law, HLSS agrees to indemnify each Indemnified Party from and against any and all Indemnification Amounts which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to any breach of HLSS’s obligations under this Agreement or the ownership of the Aggregate Receivables or in respect of any Receivable, excluding, however, Indemnification Amounts to the extent resulting from (1) the negligence or willful misconduct on the part of such Indemnified Party or (2) the failure of a particular MBS Trust to generate sufficient cash flow to pay the Receivables attributable to that MBS Trust.

(b) Without limiting or being limited by the foregoing, HLSS shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnification Amounts relating to or resulting from:

(i) reliance on any representation or warranty made by HLSS under or in connection with this Agreement, any other Transaction Document, any report or any other information delivered by it pursuant hereto, which shall have been incorrect in any material respect when made or deemed made or delivered;

(ii) the failure by HLSS to comply with any term, provision or covenant contained in this Agreement, or any agreement executed by it in connection with this Agreement or any other Transaction Document or with any applicable law, rule or regulation with respect to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation; or

(iii) the failure of this Agreement to vest and maintain vested in the Depositor, or to transfer, to the Depositor, legal and equitable title to and ownership of the Aggregate Receivables which are, or are purported to be, Receivables, together with all collections in respect thereof, free and clear of any adverse claim (except as permitted hereunder) whether existing at the time of the transfer of such Receivable or at any time thereafter.

(c) Any Indemnification Amounts subject to the indemnification provisions of this Section 13 shall be paid to the Indemnified Party within five (5) Business Days following demand therefor. “Indemnified Party” means any of the Depositor, the Issuer, the Indenture Trustee and the Noteholders. “Indemnification Amounts” means any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related reasonable costs and reasonable expenses of any nature whatsoever, including reasonable attorneys’ fees and disbursements, incurred by an Indemnified Party with respect to this Agreement as a result of a breach by HLSS, as described in Section 13(a), including without limitation, the enforcement hereof.

(d)   (i) Promptly after an Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which an indemnity may be claimed against HLSS under this Section 13, the Indemnified Party shall notify HLSS in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify HLSS shall not relieve HLSS from any liability which it may have hereunder or otherwise except to the extent that HLSS is prejudiced by such failure so to notify HLSS.

(ii) HLSS will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and, after notice from HLSS to such Indemnified Party that HLSS wishes to assume the defense of any such action, HLSS will not be liable to such Indemnified Party under this Section 13 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of any such action unless, (A) the defendants in any such action include both the Indemnified Party and HLSS, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to HLSS, or one or more Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both HLSS and such Indemnified Party, (B) HLSS shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, or (C) HLSS shall have authorized the employment of counsel for the Indemnified Party at HLSS’s expense; then, in any such event, such Indemnified Party shall have the right to employ its own counsel in such action, and the reasonable fees and expenses of such counsel shall be borne by HLSS; provided, however, that HLSS shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for any fees and expenses of more than one firm of attorneys at any time for all Indemnified Parties. Each Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with HLSS in the defense of any such action or claim.

(iii) HLSS shall not, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.

Section 14. Miscellaneous.

(a) Amendment. This Agreement may not be amended except by an instrument in writing signed by OLS (prior to the final MSR Transfer Date), HLSS and the Depositor. In addition, so long as the Notes are outstanding, this Agreement may not be amended without the prior written consent of more than 50% of the Holders of all Outstanding Notes, each Supplemental Credit Enhancement Provider and each Liquidity Provider unless (i) the amendment is for a purpose for which the Indenture could be amended without any Noteholder consent and (ii) HLSS shall have delivered to the Indenture Trustee an officer’s certificate to the effect that HLSS reasonably believes that any such amendment will not have an Adverse Effect on the Holders of the Notes. Any such amendment requested by HLSS shall be at its own expense. HLSS shall promptly notify each Note Rating Agency of any amendment of this Agreement or of the Receivables Pooling Agreement, and shall furnish a copy of any such amendment to each such Note Rating Agency.

(b) Binding Nature; Assignment. The covenants, agreements, rights and obligations contained in this Agreement shall be binding upon the successors and assigns of OLS (prior to the final MSR Transfer Date) and HLSS and shall inure to the benefit of the successors and assigns of HLSS and the Depositor, and all persons claiming by, through or under HLSS or the Depositor.

(c) Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

(d) Derivative Instrument. The parties hereto mutually acknowledge and agree that HLSS shall have the right under this Agreement, at any time and from time to time, to convey to the Depositor a prepaid derivative, credit enhancement agreement or similar instruments, without the consent of the Holders of the Notes.

(e) Severability of Provisions. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

(f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(g) Counterparts. This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the original or the same counterpart. Any counterpart hereof signed by a party against whom enforcement of this Agreement is sought shall be admissible into evidence as an original hereof to prove the contents thereof. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

(h) Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or future exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

(i) Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

(j) Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit of any legal or equitable right, power, remedy or claim under this Agreement.

(k) No Petition. HLSS, by entering into this Agreement, agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all of the Notes, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, Insolvency Proceedings or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Agreement, or cause the Depositor or the Issuer to commence any reorganization, bankruptcy proceedings, or Insolvency Proceedings under any applicable state or federal law, including without limitation any readjustment of debt, or marshaling of assets or liabilities or similar proceedings. This Section 14(k) shall survive termination of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Receivables Sale Agreement to be duly executed as of the date first above written.

HLSS HOLDINGS, LLC, as Receivables Seller (and as Servicer on or after the respective MSR Transfer Dates)

By:
Name:
Title:

OCWEN LOAN SERVICING, LLC, as Initial Receivables Seller (prior to the respective MSR Transfer Dates) and as Servicer (prior to the respective MSR Transfer Dates)

By:
Name:
Title:

[Signatures continue]

[HLSS - Signature Page to 2010-ADV1 Amended and Restated Receivables Sale Agreement]

HOMEQ SERVICER ADVANCE FACILITY TRANSFEROR, LLC, as Depositor

By:
Name:
Title:

[Signatures continue]

[HLSS - Signature Page to 2010-ADV1 Amended and Restated Receivables Sale Agreement]

Acknowledged and Agreed as of the date first above written:

SHEFFIELD RECEIVABLES CORPORSTION, as sole Holder of the Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C Notes

By:	Barclays Bank PLC, as Attorney-in-Fact

By:
Name:
Title:

BARCLAYS BANK PLC, as Administrative Agent and 100% Holder of the Class D Notes

By:
Name:
Title:

[End of signatures]

[HLSS - Signature Page to 2010-ADV1 Amended and Restated Receivables Sale Agreement]

Schedule 1-A

ASSIGNMENT OF RECEIVABLES

Dated as of [                    ], 2012

This Assignment of Receivables (this “Assignment”) is a schedule to and is hereby incorporated by this reference into a certain Amended and Restated Receivables Sale Agreement (the “Agreement”), dated as of [February     ], 2012, by and among Ocwen Loan Servicing, LLC, a Delaware Limited Liability Company, as initial receivables seller (prior to the MSR Transfer Date) and as servicer (prior to the MSR Transfer Date) HLSS Holdings, LLC, a Delaware limited liability company, as receivables seller and servicer (on and after the MSR Transfer Date) (“HLSS”), and HomEq Servicer Advance Facility Transferor, LLC, a Delaware limited liability company (the “Depositor”). All capitalized terms used herein shall have the meanings set forth in, or referred to in, the Agreement.

By its signature to this Assignment, OLS hereby sells, assigns, transfers and conveys to HLSS and its assignees, without recourse, but subject to the terms of the Agreement, all of its right, title and interest in, to and under its rights to reimbursement for Receivables arising under each Designated Servicing Agreement listed on Attachment A attached hereto, existing on the date of this Assignment and any OLS Additional Receivables arising under each Designated Servicing Agreement listed on Attachment A, the other OLS Transferred Assets related to such Receivables described in Section 2(a) of the Agreement, pursuant to the terms of the Agreement, and HLSS hereby accepts such sale and/or contribution, assignment, transfer and conveyance and agrees to transfer to OLS, as receivables seller, the consideration set forth in the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.

OCWEN LOAN SERVICING, LLC as Initial Receivables Seller (prior to the MSR Transfer Date) and as Servicer (prior to the MSR Transfer Date)

By:
Name:
Title:

[Signatures continue]

[HLSS - Signature Page to Schedule 1 to 2010-ADV1 Amended and Restated Receivables Sale Agreement -

Assignment of Receivables]

HLSS HOLDINGS, LLC, as Receivables Seller and as Servicer (on or after the MSR Transfer Date)

By:
Name:
Title:

[End of signatures]

[HLSS - Signature Page to Schedule 1 to 2010-ADV1 Amended and Restated Receivables Sale Agreement -

Assignment of Receivables]

Schedule 1-B

ASSIGNMENT OF RECEIVABLES

Dated as of [                    ], 2012

This Assignment of Receivables (this “Assignment”) is a schedule to and is hereby incorporated by this reference into a certain Amended and Restated Receivables Sale Agreement (the “Agreement”), dated as of [February     ], 2012, by and between among Ocwen Loan Servicing, LLC, a Delaware Limited Liability Company, as initial receivables seller (prior to the MSR Transfer Date) and as servicer (prior to the MSR Transfer Date) HLSS Holdings, LLC, a Delaware limited liability company, as receivables seller and servicer (on and after the MSR Transfer Date) (“HLSS”), and HomEq Servicer Advance Facility Transferor, LLC, a Delaware limited liability company (the “Depositor”). All capitalized terms used herein shall have the meanings set forth in, or referred to in, the Agreement.

By its signature to this Assignment, HLSS hereby sells and/or contributes, assigns, transfers and conveys to the Depositor and its assignees, without recourse, but subject to the terms of the Agreement, all of its right, title and interest in, to and under its rights to reimbursement for Receivables arising under each Designated Servicing Agreement listed on Attachment A attached hereto, existing on the date of this Assignment and any Additional Receivables arising under each Designated Servicing Agreement listed on Attachment A, on or before the related Receivables Sale Termination Date, the other Transferred Assets related to such Receivables described in Section 2(a) of the Agreement, pursuant to the terms of the Agreement, and the Depositor hereby accepts such sale and/or contribution, assignment, transfer and conveyance and agrees to transfer to HLSS, as receivables seller, the consideration set forth in the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.

HLSS HOLDINGS, LLC, as Receivables Seller and as Servicer (on or after the MSR Transfer Date)

By:
Name:
Title:

[Signatures continue]

HOMEQ SERVICER ADVANCE FACILITY TRANSFEROR, LLC, as Depositor

By:
Name:
Title:

[End of signatures]

Attachment A to Schedule 1-A and Schedule 1-B

DESIGNATED SERVICING AGREEMENTS RELATED TO ADDITIONAL RECEIVABLES